CROSSFIRST BANKSHARES, INC.

Exhibit 99.2
TABLE 3. YEAR-TO-DATE

ANALYSIS OF CHANGES IN NET INTEREST
INCOME
(UNAUDITED)*
Nine Months Ended
September 30,
2022 2021
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable
(1)
$ 218,421 $ 3,728 2.28% $ 203,633 $ 2,911 1.91%
Securities - tax-exempt
(1)(2)
549,490 13,845 3.36 476,980 12,596 3.52
Federal funds sold - - - - - -
Interest-bearing deposits in other banks 246,213 1,714 0.93 390,588 359 0.12
Gross loans, net of unearned income
(3)
4,466,887 149,266 4.47 4,381,213 130,268 3.98
Total interest-earning assets
(1)(2)
5,481,011 $ 168,553 4.11% 5,452,414 $ 146,134 3.58%
Allowance for credit losses (57,213) (76,726)
Other non-interest-earning assets 201,519 249,816
Total assets $ 5,625,317 $ 5,625,504
Interest-bearing liabilities
Transaction deposits $ 541,933 $ 2,134 0.89% $ 629,959 $ 936 0.20%
Savings and money market deposits 2,386,205 15,285 0.86 2,360,559 6,402 0.36
Time deposits 627,458 5,733 1.22 863,592 7,451 1.15
Total interest-bearing deposits 3,555,596 23,152 0.87 3,854,110 14,789 0.51
FHLB and short-term borrowings 241,897 3,384 1.87 285,371 3,841 1.80
Trust preferred securities, net of fair value
adjustments
1,024 94 12.29 976 72 9.80
Non-interest-bearing deposits 1,148,150 - - 814,924 - -
Cost of funds 4,946,667 $ 26,631 0.72% 4,955,381 $ 18,702 0.50%
Other liabilities 51,634 35,385
Stockholders’ equity 627,016 634,738
Total liabilities and stockholders' equity $ 5,625,317 $ 5,625,504
Net interest income
(2)
$ 141,922 $ 127,432
Net interest spread
(1)(2)
3.39% 3.08%
Net interest margin
(1)(2)
3.46% 3.12%
(1)

The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized gain
(loss) on available-for-sale securities from an interest-earning asset to a non-interest-earning asset. All periods presented reflect this change.
(2)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(3)
Average gross loan balances include non-accrual loans.
(4)
Actual unrounded values are used to calculate the reported yield or rate disclosed. Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.
* As revised October 20, 2022

CROSSFIRST BANKSHARES, INC.

YEAR-TO-DATE VOLUME & RATE VARIANCE TO NET INTEREST INCOME (UNAUDITED)
Nine Months Ended
September 30, 2022 over 2021
Average Volume Yield/Rate Net Change
(2)
(Dollars in thousands)
Interest Income
Securities - taxable $
222
$
595
$
817
Securities - tax-exempt
(1)
1,840 (591) 1,249
Federal funds sold
- - -
Interest-bearing deposits in other banks
(176) 1,531 1,355
Gross loans, net of unearned income
2,604 16,394 18,998
Total interest income
(1)
4,490 17,929 22,419
Interest Expense
Transaction deposits
(207) 1,405 1,198
Savings and money market deposits
69 8,814 8,883
Time deposits
(2,145) 427 (1,718)
Total interest-bearing deposits
(2,283) 10,646 8,363
FHLB and short-term borrowings
(601) 145 (456)
Trust preferred securities, net of fair value adjustments
4 18 22
Total interest expense
(2,880) 10,809 7,929
Net interest income
(1)
$
7,370
$
7,120
$
14,490
(1)

Tax exempt income is calculated on a tax-equivalent basis.

Tax-free municipal securities are exempt from federal

income taxes. The incremental income tax rate used

is 21.0%.
(2)

The change in interest not due solely to volume or

rate has been allocated in proportion to the respective

absolute dollar amounts of the change in volume or rate.

CROSSFIRST BANKSHARES, INC.

TABLE 4. 2021 - 2022 QUARTERLY ANALYSIS OF

CHANGES IN NET INTEREST INCOME
(UNAUDITED)*
Three Months Ended
September 30,
2022 2021
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable
(1)
$ 213,775 $ 1,241 2.32% $ 191,636 $ 964 2.01%
Securities - tax-exempt
(1)(2)
560,541 4,725 3.37 502,107 4,310 3.43
Federal funds sold - - - - - -
Interest-bearing deposits in other banks 231,345 1,193 2.05 313,188 121 0.15
Gross loans, net of unearned income
(3)
4,626,684 59,211 5.08 4,230,553 42,664 4.00
Total interest-earning assets
(1)(2)
5,632,345 $ 66,370 4.68% 5,237,484 $ 48,059 3.64%
Allowance for credit losses (56,995) (75,103)
Other non-interest-earning assets 188,997 246,603
Total assets $ 5,764,347 $ 5,408,984
Interest-bearing liabilities
Transaction deposits $ 531,999 $ 1,539 1.95% $ 510,823 $ 259 0.20%
Savings and money market deposits 2,519,574 10,568 1.66 2,276,436 1,907 0.33
Time deposits 733,607 2,802 1.52 752,012 2,045 1.08
Total interest-bearing deposits 3,785,180 14,909 1.56 3,539,271 4,211 0.47
FHLB and short-term borrowings 165,196 908 2.18 278,154 1,275 1.82
Trust preferred securities, net of fair value
adjustments
1,037 38 14.58 988 24 9.63
Non-interest-bearing deposits 1,137,626 - - 909,750 - -
Cost of funds 5,089,039 $ 15,855 1.23% 4,728,163 $ 5,510 0.46%
Other liabilities 62,102 36,106
Stockholders’ equity 613,206 644,715
Total liabilities and stockholders' equity $ 5,764,347 $ 5,408,984
Net interest income
(2)
$ 50,515 $ 42,549
Net interest spread
(1)(2)
3.45% 3.18%
Net interest margin
(1)(2)
3.56% 3.23%
(1)

The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized gain
(loss) on available-for-sale securities from an interest-earning asset to a non-interest-earning asset. All periods presented reflect this change.
(2)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(3)
Average loan balances include non-accrual loans.
(4)
Actual unrounded values are used to calculate the reported yield or rate disclosed. Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.
* As revised October 20, 2022

CROSSFIRST BANKSHARES, INC.

QUARTER-TO-DATE VOLUME & RATE VARIANCE TO NET INTEREST INCOME (UNAUDITED)
Three Months Ended
September 30, 2022 over 2021
Average Volume Yield/Rate Net Change
(2)
(Dollars in thousands)
Interest Income
Securities - taxable $

$

$

Securities - tax-exempt
(1)
501 (86) 415
Federal funds sold
- - -
Interest-bearing deposits in other banks
(39) 1,111 1,072
Gross loans, net of unearned income
4,251 12,296 16,547
Total interest income
(1)
4,832 13,479 18,311
Interest Expense
Transaction deposits
5 1,275 1,280
Savings and money market deposits
223 8,438 8,661
Time deposits
(49) 806 757
Total interest-bearing deposits
179 10,519 10,698
FHLB and short-term borrowings
(583) 216 (367)
Trust preferred securities, net of fair value adjustments
1 13 14
Total interest expense
(403) 10,748 10,345
Net interest income
(1)
$
5,235
$
2,731
$
7,966
(1)

Tax exempt income is calculated on a tax-equivalent basis.

Tax-free municipal securities are exempt from federal

income taxes. The incremental income tax rate used

is 21.0%.
(2)

The change in interest not due solely to volume or

rate has been allocated in proportion to the respective

absolute dollar amounts of the change in volume or rate.